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                                                                   EXHIBIT 10.14

                        AMENDMENT TO GOVERNANCE AGREEMENT

      This Amendment to Governance Agreement, dated as of January 14, 1999 (this "Amendment"), is entered into by and among Empresas La Moderna, S.A. de C.V., a corporation organized under the laws of the United Mexican States ("ELM"), and DNAP Holding Corporation, a Delaware corporation (the "Company").

                                   Background

      WHEREAS, ELM and the Company entered into that certain Governance Agreement dated as of September 26, 1996 (the "Agreement") in connection with the merger effected on that date of a wholly-owned subsidiary of the Company with and into DNA Plant Technology Corporation, a Delaware corporation ("DNAP"), pursuant to which DNAP became a wholly-owned subsidiary of the Company and the issued and outstanding shares of capital stock of DNAP were converted into shares of common stock of the Company; and

      WHEREAS, Section 6.02 of the Agreement provides that the Agreement may be amended by the agreement of the parties, but that such amendment shall not be effective until it has been approved by a majority of the Independent Directors (as defined in the Agreement), which approval is also required by Section 1.09(f) of the Agreement; and

      WHEREAS, ELM and the Company desire to modify certain provisions of the Agreement relating to the termination of the Agreement;

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, the parties hereto agree as follows:

      1. Section 6.07 of the Agreement is hereby amended to read in its entirety as follows:

                  6.07 Termination. Except for the provisions of Article V and the provisions of ss. 1.10, which provisions shall survive for the periods set forth therein, this Agreement shall terminate upon the first to occur of (i) ELM and its Affiliates becoming the beneficial owner of 100% of the voting stock of the Company, and (ii) the day immediately preceding the 1999 annual meeting of Company stockholders, which annual meeting shall be held no earlier than April 28, 1999.

      2. The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects as the agreement of the parties and shall continue in full force and effect in accordance with its terms.

      3. This Amendment shall become effective upon its execution by the parties and by a majority of the persons serving as Independent Directors as of the date hereof, who by signing below evidence their approval of this Amendment.

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      IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.


DNAP HOLDING CORPORATION                EMPRESAS LA MODERNA, S.A. DE C.V.


By: /s/ ARTHUR H. FINNEL                By: /s/ BERNARDO JIMENEZ
    -----------------------------           -----------------------------
    Arthur H. Finnel                        Name: Bernardo Jimenez
    Executive Vice President                Title: Attorney-in-Fact


AMENDMENT TO GOVERNANCE AGREEMENT - 2

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      BY SIGNING BELOW, the undersigned, each of whom is an Independent Director of the Company, evidences his or her approval of this Amendment to the Agreement.


Date: March 16, 1999                         /s/ EVELYN BEREZIN
                                          ------------------------------------
                                                 Evelyn Berezin

Date: March 17, 1999                         /s/ GERALD D. LAUBACH
                                          ------------------------------------
                                                 Dr. Gerald D. Laubach

Date: March 16, 1999                         /s/ CHRISTOPHER SOMERVILLE
                                          ------------------------------------
                                                 Dr. Christopher R. Somerville


AMENDMENT TO GOVERNANCE AGREEMENT - 3